Exhibit 10.9
CROSS COLLATERAL, CROSS DEFAULT, AND GUARANTY AGREEMENT
THIS AGREEMENT is effective this 23rd day of June, 2020, and is entered into by and among Ally Financial Inc., a Delaware corporation and Ally Bank (Ally Capital in Hawaii, Mississippi, Montana and New Jersey), a Utah chartered state bank, each with a local business address at Ally Bank, SE Business Center, 3885 Crestwood Parkway Suite 400, Duluth Georgia 30096, (together with Ally Financial Inc., the “Ally Parties”), and the entities and individuals listed below (collectively the “Dealership Parties”):

Sonic Automotive, Inc., a Delaware corporation, Sonic Development, LLC, a North Carolina limited liability company, AM Realty GA, LLC, a Georgia limited liability company, AM GA, LLC, a Georgia limited liability company, EchoPark Automotive, Inc., a Delaware corporation, SRE Texas - 6, L.P., a Texas limited partnership, Sonic Automotive - 4701 I-10 East, TX, L.P., a Texas limited partnership, Sonic of Texas, Inc., a Texas corporation, Sonic Automotive of Nevada, Inc., a Nevada corporation, SRE Texas 11, LLC, a Texas limited liability company, SAI Philpott T, LLC, a Texas limited liability company, SRE Holding, LLC, a North Carolina limited liability company, EchoPark Realty TX, LLC, a Texas limited liability company, SAI DS, LLC, a Texas limited liability company, SAI Pensacola A, LLC, a Florida limited liability company, SAI FL HC2, Inc., a Florida corporation, EP Realty SC, LLC, a South Carolina limited liability company, EchoPark SC, LLC, a South Carolina limited liability company, SRE Texas 15, LLC, a Texas limited liability company, Sonic Houston JLR, LP, a Texas limited partnership, SRE Texas 13, LLC, a Texas limited liability company, and SAI McKinney M, LLC, a Texas limited liability company, each with an office address at 4401 Colwick Road
Charlotte, North Carolina 28211.
Recitals:
A.One or more of the Ally Parties have made loans and advances to some or all of the Dealership Parties, which are affiliated and share a close business nexus.
B.One or more of the Ally Parties may make additional loans, advances, and other extensions of credit to some or all of the Dealership Parties, or continue to extend credit to one or more of the Dealership Parties, if the Dealership Parties agree to provide additional security by cross-collateralizing, cross-defaulting, and guarantying all of said existing, proposed and future loans, advances, and extensions of credit.
C.It is the intention of the Dealership Parties and the Ally Parties that all of the Dealership Parties’ assets which one or more of the Ally Parties now has, or may hereafter obtain, a lien on or security interest in, secures payment and performance for all current and future loans, advances, and extensions of credit made by the Ally Parties to some or all of the Dealership Parties.
D.It is the intention of the Dealership Parties and the Ally Parties that any default in the payment or performance of any obligation of any of the Dealership Parties to any of the Ally Parties, at the option of one or more of the Ally Parties, will constitute a default of all then-existing obligations of all Dealership Parties to the Ally Parties.
E.It is the intention of each of the Dealership Parties individually to guaranty the performance and payment of Obligations of every other of the Dealership Parties.

Agreement:
For good and valuable consideration, the receipt and sufficiency of which are acknowledged, including the inducement of each of the Ally Parties, in its sole discretion, to extend credit or continue existing financial accommodations to the Dealership Parties, it is agreed as follows:
1)DEFINITIONS: As used in this Agreement, the terms listed below have the following meaning:

a) Obligation(s) means any liability, indebtedness, or obligation of every kind and nature, now existing or hereafter arising, whether created directly, indirectly, or acquired by assignment, whether matured or unmatured, owed by any one or more of the Dealership Parties to one or more of the Ally Parties, any successor, assign, subsidiary, or affiliate of the Ally Parties and any cost or expense, including without limitation reasonable attorneys’ fees, incurred in the collection or enforcement of this Agreement or any obligation of any one or more of the Dealership Parties.
b) Security Agreement(s) means any existing or future agreement between one or more of the Dealership Parties and one or more of the Ally Parties which creates or provides for a security interest in or lien upon any of the assets or property (tangible, intangible, real, or personal) of any of the Dealership Parties, including but not limited to this Agreement, wholesale floorplan agreements (i.e., Wholesale Security Agreement or Inventory Financing and Security Agreement), other security agreements, deeds of trust and mortgages.
c) Financing Accommodation(s) means the Security Agreement(s) and any and all other agreements evidencing an Obligation.
2) CROSS-COLLATERALIZATION: To secure payment and performance of all Obligations, each of the Dealership Parties grants to each of the Ally Parties a continuing security interest in all collateral in which one of the Ally Parties now has a security interest, and each of the Dealership Parties agrees that any future grant of a security interest in any assets of any one of the Dealership Parties to one of the Ally Parties will be deemed a grant to the other of the Ally Parties. Each of the Dealership Parties agrees that either or both of the Ally Parties are authorized to file financing statements, mark chattel paper, notify account debtors, note liens on documents of title, and take all other actions necessary to establish, confirm, and maintain a perfected security interest in such existing and future collateral. Each of the Dealership Parties agrees that all collateral now or hereafter subject to a security interest or lien of one or more of the Ally Parties pursuant to any or all of the Security Agreements secures any and all Obligations, including Obligations subsequently assigned to one of the Ally Parties by the other of the Ally Parties or by a third party, and subject to applicable law, each of the Ally Parties may apply, in its sole, absolute discretion, proceeds of any collateral to any of the Obligations of any of the Dealership Parties.
3) CROSS DEFAULT: In addition to and not in substitution for any provisions in any of Financing Accommodations, it is agreed that any default or breach by any of the Dealership Parties in the payment or performance under any of the Financing Accommodations will, at the option of the Ally Parties, constitute a default under each Financing Accommodation.
4) GUARANTY:
a)All Dealership Parties, jointly and severally, unconditionally guarantee the performance and payment of all Obligations owing by any of the Dealership Parties to any of the Ally Parties, including Obligations subsequently assigned to one of the Ally Parties by the other of the Ally Parties or by a third party. Each of the Dealership Parties waives and dispenses with notice of acceptance of this guaranty; notice of non-payment or non-performance; notice of amount of indebtedness outstanding at any time; protests; demands; and prosecution of collection, foreclosure, and possessory remedies. Each of the Dealership Parties waives any right to require any of the Ally Parties to institute suit or otherwise proceed against other persons or other Dealership Parties; to advise the Dealership Parties of the results of any collateral checks or examinations; to require any or all of the Dealership Parties to comply with the Financing Accommodations; or, to proceed against or exhaust any security. Any liability of the Dealership Parties hereunder will not be affected by, nor will it be necessary to procure the consent of any of the Dealership Parties or give any notice in reference to: the release by the Ally Parties of any one or more of the Dealership Parties from this Agreement or any other agreement; any settlement, or variation of terms of any obligation of any of the Dealership Parties, or of a guarantor or any other interested person, by operation of law or otherwise; nor by failure to file, record, or register any security document. Each of the Dealership Parties recognizes that the Ally Parties may utilize various means of attempting to verify compliance with the credit terms by any borrower under any of the Financing Accommodations, including periodic collateral checks and examination of books and records, and expressly agrees that such steps are for the sole benefit of the Ally Parties and the adequacy of such checks and examinations will not be considered as a defense to or mitigation of liability hereunder. Each of the Dealership Parties acknowledges and agrees that this guaranty is for a commercial obligation and not a consumer obligation which is primarily for personal, family, or household purposes. Each of the Dealership Parties authorizes the Ally Parties, from time to time, to investigate any financial information provided and to examine or review such party’s credit history (including obtaining a credit report) and agrees to provide the Ally Parties with financial statements satisfactory to the Ally Parties upon request. This is an absolute, continuing payment guaranty and remains in effect as to each of the Dealership Parties until discharged pursuant to the terms of this Agreement or in writing by the Ally Parties. However, a single one of the Dealership Parties can terminate its own guaranty by sending written notice of its intent to the Ally Parties, which termination is effective forty-eight (48) hours after receipt by both of the Ally Parties of the written termination notice; provided, however, that such termination will not operate to release such party from liability hereunder with respect to any Obligations incurred prior to the effective date of such termination notice. In order to be effective, notice of termination must be sent as outlined in numbered paragraph 8, below, to the Ally Parties at the address listed above and also to: Ally Bank and Ally Financial Inc., 500 Woodward Avenue, MC: MI-01-16-RISK, Detroit, Michigan 48226, Attn.: Senior Vice President, Commercial Credit Operations. Except as noted in this Agreement, the Ally Parties make no promises to the Dealership Parties to induce execution of this guaranty provision.
b)Each of the Dealership Parties acknowledges that: it is such Dealership Party’s responsibility to review the Financing Accommodations and any other documents governing the guaranteed obligations before signing this Agreement and to obtain and review any future documentation that may affect the aggregate obligations of the Dealership Parties to the Ally Parties; it has knowledge of and adequate means to obtain the other Dealership Parties’ financial information; and, the nature and amount of the guaranteed obligations may increase without notice to such Dealership Party. Each of the Dealership Parties expressly waives any duty of either of the Ally Parties to disclose to such Dealership Party any information related to any other Dealership Party’s ability to repay the guaranteed obligations, including, without limitation, the state of any other Dealership Party’s business, its condition (financial, operating, or otherwise) or any facts or circumstances that may affect a Dealership Party’s risks under or related to this guaranty.
c)No act or thing need occur to establish the liability of any of the Dealership Parties hereunder, and no act or thing, except full payment and discharge of all Obligations, will in any way exonerate any of the Dealership Parties or modify, reduce, limit, or release the liability of any of the Dealership Parties.
d)The Ally Parties may in their discretion apply to the Obligations any sums received by, or available to, them on account of the Obligations, out of the collateral security, or any other source of payment. Such application will not reduce, affect, or impair the liability of the Dealership Parties.
e)Each of the Dealership Parties waives any and all defenses, claims, and discharges of any of the other Dealership Parties pertaining to the Obligations, except the defense of discharge by payment in full. No Dealership Party will assert, plead, or enforce against either of the Ally Parties any defense of waiver, release, statute of limitations, res judicata, statutes of frauds, fraud, incapacity, minority, usury, illegality, or unenforceability which may be available to another Dealership Party in respect of any Obligation, or any setoff available against either of the Ally Parties by any other Dealership Party, whether or not on account of a related transaction.
f)Each Dealership Party expressly agrees that it will be and will remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing the Obligations, whether or not the liability of any other obligor for such deficiency is discharged pursuant to statute or judicial decision. Further, each Dealership Party expressly waives any condition precedent that may be required of either or both of the Ally Parties under applicable law prior to proceeding with any action to recover any deficiency remaining after foreclosure.

5) EFFECT ON OTHER AGREEMENTS: This Agreement constitutes an amendment of and supplement to each of the Financing Accommodations now or hereafter executed; augments and is in addition to, and is not in substitution for, any provisions of any Financing Accommodation, including any other Cross Collateral, Cross Default and Guaranty Agreements between or among any of the Dealership Parties and either or both of the Ally Parties; and does not otherwise limit or affect the rights and remedies of any of the Ally Parties under any such Financing Accommodation.
6) FUTURE LOANS: Each of the Ally Parties may, in its sole and absolute discretion, make additional loans and other financing accommodations to any of the Dealership Parties, all of which will be subject to the terms of this Agreement. Notwithstanding anything to the contrary, any future change in the terms of or indebtedness owed by any of the Dealership Parties to one or more of the Ally Parties requires the written consent of the applicable Ally Party.
7) WAIVER OF TRIAL BY JURY: Each of the Dealership Parties waives trial by jury in any action or proceeding brought by any of the Ally Parties; in any counterclaim asserted by any of the Ally Parties against one or more of the Dealership Parties; and, in any matter connected in any manner with this Agreement or any Financing Accommodation.
8) NOTICES: Any notices or other communications required or permitted to be given by this Agreement must be in writing and must be personally delivered, mailed by prepaid certified, registered, or first class mail, or delivered by a nationally recognized overnight courier, to the Ally Parties or to the Dealership Parties to whom such notice or communication is directed at the addresses set forth above in this Agreement. Notwithstanding anything herein to the contrary, any notice or other communication will be deemed to have been given (whether actually received or not) on the day it is personally delivered or, if mailed or delivered by overnight courier, on the third (3rd) day after it is mailed or delivered as aforesaid. Any of the Ally Parties or of the Dealership Parties may change its address for purposes of this document by giving ten (10) days prior written notice of such change to the others pursuant to the terms of this clause.
9) NO OTHER UNDERSTANDING: The Dealership Parties acknowledge that the Ally Parties have made no promises to induce execution of this Agreement except as set forth herein; that there are no other agreements or understandings, either oral or in writing, affecting this Agreement; and nothing in this Agreement may be considered a waiver by any of the Ally Parties of any existing or future defaults by any of the Dealership Parties of any Financing Accommodation. Modifications or amendments to this Agreement other than a release or termination of obligations under this Agreement can only be made in a writing executed by all of the Ally Parties and all of the Dealership Parties.
10) SUCCESSORS AND ASSIGNS: The provisions of this Agreement bind and inure to the benefit of the heirs, administrators, successors, and assigns of each of the Dealership Parties and each of the Ally Parties.
11) SEVERABILITY: Any provision of this Agreement prohibited by law is ineffective only to the extent of the prohibition without invalidating the remaining provisions of this Agreement.
12) COUNTERPARTS: This Agreement may be executed in multiple counterparts and all of such counterparts taken together will be deemed to constitute one and the same agreement. Any electronically placed or delivered (e.g., via fax or email) signatures of the parties constitute and are deemed original signatures for all purposes.
[signatures appear on the following pages]

Sonic Automotive, Inc., a Delaware corporation

By: /s/ Heath R. Byrd
Name:  Heath R. Byrd
Title:  Executive Vice President and Chief Financial Officer

Sonic Development, LLC, a North Carolina limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

AM Realty GA, LLC, a Georgia limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

AM GA, LLC, a Georgia limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

EchoPark Automotive, Inc., a Delaware corporation

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SRE Texas - 6, L.P., a Texas limited partnership

By: Sonic of Texas, Inc., a Texas corporation,
Its General Partner

By: /s/ Heath R. Byrd
        Heath R. Byrd, Vice President and Treasurer

Sonic Automotive - 4701 I-10 East, TX, L.P., a Texas limited partnership

By: Sonic of Texas, Inc., a Texas corporation,
Its General Partner

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

[signatures continue on the following page]

Sonic of Texas, Inc., a Texas corporation

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

Sonic Automotive of Nevada, Inc., a Nevada corporation

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SRE Texas 11, LLC, a Texas limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SAI Philpott T, LLC, a Texas limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SRE Holding, LLC, a North Carolina limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

EchoPark Realty TX, LLC, a Texas limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

[signatures continue on the following page]

SAI DS, LLC, a Texas limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SAI Pensacola A, LLC, a Florida limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SAI FL HC2, Inc., a Florida corporation

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

EP Realty SC, LLC, a South Carolina limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

EchoPark SC, LLC, a South Carolina limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SRE Texas 15, LLC, a Texas limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

[signatures continue on the following page]

Sonic Houston JLR, LP, a Texas limited partnership

By: Sonic of Texas, Inc., a Texas corporation,
Its General Partner

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SRE Texas 13, LLC, a Texas limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

SAI McKinney M, LLC, a Texas limited liability company

By: /s/ Heath R. Byrd
Heath R. Byrd, Vice President and Treasurer

Ally Financial Inc.

By: /s/ Matt Mayes
Print Name: Matt Mayes
Title: Authorized Representative
Date: 6-22-20